UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Harman International Industries, Incorporated

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to Be Held on December 6, 2016.

Meeting Information
HARMAN INTERNATIONAL INDUSTRIES, INCORPORATED	Meeting Type: Annual Meeting
For holders as of: October 11, 2016
Date: December 6, 2016 Time: 11:00 AM Eastern Time
	Location:	Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/HAR2016.

The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/HAR2016 and be sure to have the information that is printed in the box marked by the arrow (located on the following page).

HARMAN INTERNATIONAL INDUSTRIES, INCORPORATED 400 ATLANTIC STREET, 15TH FLOOR STAMFORD, CT 06901	You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
This notice also constitutes Notice of the 2016 Annual Meeting of Stockholders.
See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT ANNUAL REPORT BROCHURE
How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of the company’s proxy materials for this meeting and for future stockholder meetings, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before November 22, 2016 to facilitate timely delivery.

— How To Vote —
Please Choose One of the Following Voting Methods
Vote By Internet:
Before The Meeting:
Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.
During The Meeting:
Go to www.virtualshareholdermeeting.com/HAR2016. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends you vote FOR the following proposals:

1.	Election of Directors

Nominees:

	1a.	Adriane M. Brown

	1b.	John W. Diercksen

	1c.	Ann M. Korologos

	1d.	Robert Nail

	1e.	Dinesh C. Paliwal

	1f.	Abraham N. Reichental

	1g.	Kenneth M. Reiss

	1h.	Hellene S. Runtagh

	1i.	Frank S. Sklarsky

	1j.	Gary G. Steel

2.	Ratify the appointment of KPMG LLP as our independent registered public accounting firm for fiscal year 2017.

3.	Approve the amendment to our Restated Certificate of Incorporation and Bylaws to provide that our company’s stockholders may remove any director from office, with or without cause.

4.	Approve, by advisory vote, executive compensation.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.